UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 1, 2004

CRAY INC.

(Exact name of registrant as specified in its charter)

Washington (State or other jurisdiction of incorporation or organization)	0-26820 (Commission File Number)	93-0962605 (I.R.S. Employer Identification No.)

411 First Avenue South, Suite 600
Seattle, WA 98104-2860
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(206) 701-2000
Registrant’s facsimile number, including area code:	(206) 701-2500

None
(Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

Item 2. Acquisition or Disposition of Assets.

     This Amendment No. 1 to our Current Report on Form 8-K, dated April 2, 2004, relates to our acquisition of OctigaBay Systems Corporation pursuant to an Arrangement Agreement, dated as of February 25, 2004, and closed on April 1, 2004. The purpose of this amendment is to provide the financial information required by Items 7(a) and 7(b) of Form 8-K, which information was excluded from the original filing in reliance upon Item 7(a)(4) of Form 8-K.

Item 7. Financial Statements and Exhibits.

(a)	Financial statements of business acquired

Audited Financial Statements

(i)	Report of Independent Auditors

(ii)	Balance Sheets as of June 30, 2003 and 2002

(iii)	Statements of Loss for the year ended June 30, 2003 and for the period from December 19, 2001 (date of incorporation) to June 30, 2002

(iv)	Statements of Stockholder’s Deficiency for the year ended June 30, 2003 and for the period from December 19, 2001 (date of incorporation) to June 30, 2002

(v)	Statements of Cash Flows for the year ended June 30, 2003 and for the period from December 19, 2001 (date of incorporation) to June 30, 2002

(vi)	Notes to Financial Statements

Unaudited Financial Statements

(i)	Condensed Balance Sheets as of December 31, 2003 and 2002

(ii)	Condensed Statements of Loss for the six months ended December 31, 2003 and 2002

(iii)	Condensed Statements of Cash Flows for the six months ended December 31, 2003 and 2002

(b)	Pro forma financial information

(i)	Unaudited pro forma condensed consolidated balance sheet of Cray Inc. and OctigaBay Systems Corporation as of December 31, 2003

(ii)	Unaudited pro forma condensed consolidated statements of operations of Cray Inc. and OctigaBay Systems Corporation for the year ended December 31, 2003

(iii)	Notes to unaudited pro forma condensed consolidated financial statements

(c)	Exhibits

Exhibit 2.1*	Arrangement Agreement, dated as of February 25, 2004, by and among Cray Inc., 3084317 Nova Scotia Limited and OctigaBay Systems Corporation.
Exhibit 99.1	Audited financial statements of OctigaBay Systems Corporation, including balance sheets as of June 30, 2003 and 2002 and statements of loss, stockholders’ deficiency, and cash flows for the year ended June 30, 2003 and from December 19, 2001 (date of incorporation) to June 30, 2002, and notes to financial statements
Exhibit 99.2	Unaudited condensed financial statements of OctigaBay Systems Corporation, including balance sheet as of December 31, 2003 and statements of loss and cash flows for the six months ended December 31, 2003 and 2002.
Exhibit 99.3	Unaudited pro forma condensed consolidated balance sheet of Cray Inc. and OctigaBay as of December 31, 2003, unaudited pro forma condensed consolidated statements of operations of Cray Inc. and OctigaBay for the year ended December 31, 2003, and notes to pro forma unaudited condensed consolidated financial statements
Exhibit 99.4	Consent of Independent Accountants.

*	Previously filed as an Exhibit to the original report on Form 8-K filed with the Commission on April 2, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

May 7, 2004

Cray Inc.

By:	/s/ Kenneth W. Johnson

Kenneth W. Johnson
Vice President – Legal Affairs